                                                                  Exhibit 10.35

================================================================================

                                AMENDMENT NO. 4

                         dated as of October 13, 1994

                                      to

                            PARTICIPATION AGREEMENT

                        dated as of September 15, 1987

                                     among

                  BEAVER VALLEY TWO TAU LIMITED PARTNERSHIP,
                             as Owner Participant

                           DQU FUNDING CORPORATION,
                                as Funding Corp

                          DQU II FUNDING CORPORATION,
                              as New Funding Corp

                      THE FIRST NATIONAL BANK OF BOSTON,
                in its individual capacity and as Owner Trustee
                           under a Trust Agreement,
                   dated as of September 15, 1987, with the
                      Owner Participant, as Owner Trustee

                             THE BANK OF NEW YORK,
              in its individual capacity and as Indenture Trustee
             under a Trust Indenture, Mortgage, Security Agreement
                 and Assignment of Facility Lease, dated as of
                              September 15, 1987,
                 with the Owner Trustee, as Indenture Trustee

                                      and

                            DUQUESNE LIGHT COMPANY,
                                   as Lessee

================================================================================

                Sale and Leaseback of an Undivided Interest in
                      Beaver Valley Power Station Unit 2

================================================================================

          AMENDMENT NO. 4, dated as of October 13, 1994 (this "Amendment No. 4") to the Participation Agreement, dated as of September 15, 1987, among BEAVER VALLEY TWO TAU LIMITED PARTNERSHIP (the "Owner Participant"), DQU FUNDING CORPORATION, a Delaware corporation ("Funding Corp"), DQU II FUNDING CORPORATION, a Delaware corporation ("New Funding Corp"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association, in its individual capacity and as Owner Trustee (the "Owner Trustee") under a Trust Agreement, dated as of September 15, 1987, with the Owner Participant, THE BANK OF NEW YORK (formerly IRVING TRUST COMPANY), a New York banking corporation, in its individual capacity and as Indenture Trustee (the "Indenture Trustee") under a Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease, dated as of September 15, 1987, with the Owner Trustee, and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee").


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Owner Participant, the Original Loan Participants (such term and other capitalized terms used herein without definition being defined as provided in Section 1), Funding Corp, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into a Participation Agreement, dated as of September 15, 1987, as heretofore amended (such Participation Agreement, as so amended, being hereinafter referred to as the "Participation Agreement");

          WHEREAS, Section 3(d) of the Facility Lease provides for adjustments to Basic Rent and schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values if there is a change in the Code which results in the marginal federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993;

          WHEREAS, the Owner Trustee and the Lessee intend to execute Amendment No. 3 to the Facility Lease dated as of the date hereof ("Lease Amendment No. 3"), to amend the schedules thereof;

          WHEREAS, Funding Corp desires to cease to be a party to the Participation Agreement;

          WHEREAS, Section 2(e) of the Participation Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Owner Trustee and the Lessee in connection with any Tax Rate

Adjustment, shall reoptimize the amortization schedules for the Notes in accordance with, and in the manner contemplated by, Section 3(f) of the Facility Lease subject to the constraints set forth in Section 2(e) of the Participation Agreement, Section 3.12 of the Indenture and Section 2(b) of Supplemental Indenture No. 2 to the Indenture;

          WHEREAS, the Indenture Trustee, in connection with the adjustment to the schedules of principal amortization attached to the Outstanding Fixed Rate Notes, has agreed to waive the 60 day notice requirement under Section 2(b) of Supplemental Indenture No. 2, dated as of November 15, 1992, to the Indenture and accept a 45 day notice period in lieu thereof; and

          WHEREAS, the parties hereto desire to amend the Pricing Assumptions in the manner hereinafter set forth and reoptimize the amortization schedules for the Notes as a result of a Tax Rate Adjustment.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.     DEFINITIONS.
                         -----------

          Except as otherwise defined herein and in the recitals, capitalized terms used herein shall have the respective meanings set forth in Appendix A to the Participation Agreement.

          SECTION 2.     REOPTIMIZATION.
                         --------------

          Subject to Sections 2(d) and 11(c) of the Participation Agreement, on the Effective Date (as hereinafter defined) the Lessor and the Lessee shall reoptimize the amortization schedules for the Notes in accordance with and in the manner contemplated by Section 3(f) of the Facility Lease, Section 3.12 of the Indenture and Section 2(b) of the Supplemental Indenture No. 2 thereto, and
Section 2(e) of the Participation Agreement.

          SECTION 3.     Implementation.
                         --------------
               (a)  Forms.  The form of Lease Amendment No. 3 is attached hereto
                    -----
as Exhibit A and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibit C.

               (b)  Request by the Owner Participant. In accordance with Section
                    --------------------------------
2.01 of the Trust Agreement, subject to the satisfaction of the conditions set forth in Section 2(d) and 11(c) of the Participation Agreement (it being the agreement of the parties hereto that the transactions contemplated hereby do not constitute a refunding pursuant to Section 2(d) of the Participation Agreement), the Owner Participant hereby directs that the Owner Trustee (i) execute and deliver this Amendment No. 4 and Lease Amendment No. 3 (collectively, the "1994 Amendments"),
(ii) execute and deliver all other agreements, instruments and certificates contemplated by the 1994 Amendments, and (iii) instruct the Indenture Trustee to
(x) consent to Lease Amendment No. 3 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibit C for the Outstanding Fixed Rate Notes in replacement for the existing amortization schedules to such Fixed Rate Notes.

               (c)  Instruction and Consent. In accordance with Section 10.2(ii)
                    -----------------------
of the Indenture, the Lessee and Owner Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 3 and the Indenture Trustee so consents.

               (d)  Consent of Lessee. In accordance with Section 8(b)(2) of the
                    -----------------
Participation Agreement, the Lessee hereby consents to the revised amortization schedules attached to the respective Outstanding Fixed Rate Notes in connection with the Tax Rate Adjustment.

          Section 4.     Amendments.
                         ----------
               (a) Schedule 5 to the Participation Agreement is hereby amended and replaced in its entirety collectively with Schedules 1A, 1B and 1C hereto.

               (b) The parties agree that Funding Corp shall cease to be a party to the Participation Agreement and shall have no further rights or obligations thereunder. The Participation Agreement is hereby amended generally so that all references to Funding Corp shall be deemed to refer to New Funding Corp and/or such other entity as may participate in the funding or refunding of the Notes to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the Effective Date.

               (c) The definition of Funding Corp or Funding Corporation in Appendix A to the Participation Agreement is amended in its entirety to read as follows:

               "Funding Corp or Funding Corporation shall mean New Funding Corp and/or such other entity as may participate in the funding or refunding of any Notes."

               (d) Section 18(iv) is hereby amended by inserting at the end thereof before the semicolon after the phrase "Attention: President" the following phrase:

               "and if to New Funding Corporation at:

               c/o J H Management Corporation
               1 International Place
               Boston, Massachusetts  02110

               Attention:  Lannhi Tran."


          Section 5.     Conditions to Effectiveness.
                         ---------------------------

          This Amendment No. 4 shall become effective as of the Effective Date (as hereinafter defined) if: (i) it shall have been duly executed and delivered by all of the parties hereto and all of the conditions set forth below in this
Section 5 shall have been satisfied or waived, which satisfaction or waiver by each of the parties hereto shall be deemed to be evidenced by the due execution and delivery of this Amendment No. 4 by each such party (the date of the due execution and delivery by the last of the parties to so execute and deliver this Amendment No. 4 shall be defined as the "Effective Date"); (ii) each of Lease Amendment No. 3 and Amendment No. 2 to the Tax Indemnification Agreement dated as of the date hereof between the Owner Participant and the Lessee ("Amendment No. 2 to TIA") shall have been duly executed and delivered by each of the parties thereto; (iii) a replacement Letter of Credit shall have been issued in favor of the Owner Participant having Maximum Drawing Amounts (as defined in the Letter of Credit) corresponding to the Modified Special Casualty Values, as adjusted on the Effective Date hereof; (iv) the Owner Participant shall have received opinions from Lessee's Special Counsel, Lessee's NRC Counsel and such other opinions as the Owner Participant shall reasonably request and all such opinions shall be in form and substance reasonably satisfactory to the Owner Participant, and (v) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement (it being the agreement of the parties hereto that the transactions contemplated hereby do not constitute a refunding pursuant to Section 2(d) of the Participation Agreement).

          Section 6.     Supplemental Rent Payment and Expenses
                         --------------------------------------

               (a)  Supplemental Rent Payment. On October 13, 1994 (the
                    -------------------------
"Adjustment Closing Date"), the Lessee shall pay, as Supplemental Rent and on behalf of the Owner Trustee, the following costs and expenses (the "Adjustment Transaction Expenses") in an amount equal to $31,000.00:

               (i) the costs and expenses of the Owner Participant (including, but not limited to, Owner Participant's computer lease analysis expenses, out-of- pocket expenses and the legal fees and disbursements of the Owner Participant's Special Counsel, including counsel for each partner of the Owner Participant), and the Owner Participant's out-of-pocket expenses and fees and disbursements of any financial advisors employed by it as well as fees and expenses (including, but not limited to, all computer lease analysis and travel related costs) of the Owner Trustee, the Owner Trustee's Counsel, the Indenture Trustee, the Indenture Trustee's Counsel, the Collateral Trust Trustee, the Collateral Trust Trustee's counsel, Special Counsel for Funding Corp, and Special Counsel for New Funding Corp, if any, in each case for their services rendered in connection with the negotiation, execution and delivery of this Amendment No. 4, Lease Amendment No. 3, and Amendment No. 2 to TIA and all other agreements, documents or instruments prepared in connection therewith and all fees, taxes, expenses and disbursements incurred by them in connection with the transactions contemplated hereby or thereby; and

               (ii) all stenographic, printing, reproduction, and other out-of-pocket expenses (other than investment banking or brokerage fees) incurred in connection with the execution and delivery of this Amendment No. 4, Lease Amendment No. 3 and Amendment No. 2 to TIA and all other agreements, documents or instruments prepared in connection therewith.

               (b)  Lessee's Obligation. Notwithstanding Section 6(a) hereof or
                    -------------------
anything in Section 14 of the Participation Agreement to the contrary (i) in the event the transactions contemplated by this Amendment No. 4 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless Funding Corp, New Funding Corp, the Indenture Trustee, the Owner Trustee, the Collateral Trust Trustee and the Owner Participant in respect of all Adjustment Transaction Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Adjustment Transaction Expenses that exceeds the Adjustment Transaction Expenses payable on behalf of the Owner Trustee pursuant to clause (a) above and shall indemnify and hold the Lessor and Owner Participant harmless for any such amount.

          Section 7.     Recordations and Filings.
                         ------------------------

          The Lessee agrees that it has caused, or will cause, to be made the recordations and filings set forth in Schedule 2 hereto and that such filings and recordations are all the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility Lease, as amended to the date hereof, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended.

          Section 8.     Miscellaneous.
                         -------------

          (a)  Execution. This Amendment No. 4 may be executed in any number of
               ---------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 4 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 4 shall not be effective until the Effective Date. This Amendment No. 4 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement. On and from the Effective Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended through and including the date hereof.

          (b)  Governing Law. This Amendment No. 4 has been negotiated and
               -------------
delivered in the State of New York and shall be governed by, and be construed in accordance with, the law of the State of New York.


          (c)  Non-Waiver or Amendment.    The agreements contained in
               -----------------------
this Amendment No. 4 shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment No. 4, a waiver of any provision of any Transaction Document.


(d)  Responsibility for Recitals. The recitals contained herein shall
     ---------------------------
not be taken as the statements of the Indenture Trustee and it shall assume no responsibility for the correctness of same.

          IN WITNESS WHEREOF, the parties hereto have each caused this Amendment No. 4 to the Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the dates set forth below.


                                       BEAVER VALLEY TWO TAU LIMITED PARTNERSHIP by Beaver Valley Two Tau, Inc., General Partner


                                       By:/s/ Arthur S. Penn
                                          --------------------------------------
                                            Title:  President
                                            Date:   October 13, 1994

                                       DQU FUNDING CORPORATION


                                       By:/s/ Mark Ferrucci
                                          --------------------------------------
                                            Title:  President
                                            Date:   October 13, 1994

                                       DQU II FUNDING CORPORATION


                                       By:/s/ Lannhi Tran
                                          --------------------------------------
                                            Title:  Vice President
                                            Date:   October 13, 1994

                                       THE FIRST NATIONAL BANK OF BOSTON, in
                                       its individual capacity and as Owner
                                       Trustee


                                       By:/s/ J. E. Mogavero
                                          --------------------------------------
                                            Title:  Authorized Officer
                                            Date:   October 13, 1994

                                       THE BANK OF NEW YORK, in its individual
                                       capacity and as Indenture Trustee


                                       By:/s/ Mary Jane Morrissey
                                          --------------------------------------
                                            Title:  Assistant Vice President
                                            Date:   October 13, 1994

                                       DUQUESNE LIGHT COMPANY


                                       By:/s/ James D. Mitchell
                                          --------------------------------------
                                            Title:  Treasurer
                                            Date:   October 13, 1994

                                                    EXHIBIT A TO AMENDMENT NO. 4
                                                      TO PARTICIPATION AGREEMENT


CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE COUNTERPART MARKED "ORIGINAL" AND CONTAINING THE RECEIPT THEREFOR BY THE INDENTURE TRUSTEE SHALL BE THE ORIGINAL COUNTERPART. SEE
SECTION 3(c) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

               THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.


================================================================================


                                AMENDMENT NO. 3
                         dated as of October 13, 1994
                                      to
                                FACILITY LEASE
                        dated as of September 15, 1987
                                    between
                       THE FIRST NATIONAL BANK OF BOSTON
                   not in its individual capacity but solely
                   as Owner Trustee under a Trust Agreement,
                     dated as of September 15, 1987, with
                  Beaver Valley Two Tau Limited Partnership,

                                    Lessor

                                      and

                            DUQUESNE LIGHT COMPANY,

                                    Lessee

================================================================================
                       Original Facility Lease Recorded
                      on October 2, 1987 in Miscellaneous
                  Book Volume 1318, Page 406 in the Office of
              the Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 1 to Facility Lease Recorded on December 22, 1987 in Miscellaneous Book Volume 1325, Page 344 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 2 to Facility Lease Recorded on December 29, 1992 in Miscellaneous Book Volume 1519, Page 075 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

================================================================================

          AMENDMENT NO. 3, dated as of October 13, 1994 ("Amendment No. 3"), to the Facility Lease, dated as of September 15, 1987, as amended to the date hereof (as so amended, the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity but solely as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, as amended to the date hereof, with Beaver Valley Two Tau Limited Partnership (the "Lessor"), and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee") .


                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease, providing for the lease by the Lessor to the Lessee of the Undivided Interest (such term and other capitalized terms used herein without definition being defined as provided in Section 1);

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values in order to preserve Net Economic Return in the event there is any change in the Code which results in the marginal Federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) ("Budget Reconciliation Act") the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993 and, as a result, the Lessor wishes to document amendments to the schedules of Basic Rent, Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.       Definitions.
                           -----------

          For purposes hereof, capitalized terms used herein or in the recitals and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.       Amendments to Facility Lease.
                           ----------------------------

               (a)  Schedules
                    ---------

               (1) Schedule 1 to the Facility Lease entitled "Basic Rent Payments" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (2) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

               (3) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 3 hereto.

               (4) Schedule 4 to the Facility Lease entitled "Schedule of Modified Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (5) Schedule 5 to the Facility Lease entitled "Schedule of Special Termination Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

               (b)  Definitions. Appendix A of the Facility Lease is amended as
                    -----------
set forth in Amendment No. 4 to the Participation Agreement dated as of the date hereof among the Owner Participant, Lessee, Owner Trustee, Indenture Trustee, Funding Corporation and New Funding Corporation ("Amendment No. 4 to
                                                  ------------------
Participation Agreement") in respect of Appendix A thereto.
-----------------------

          SECTION 3.                 Miscellaneous.
                                     -------------

               (a)  Dating; References. Although this Amendment No. 3 is dated
                    ------------------
as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 3 shall be effective as of the Effective Date (as defined in Amendment No. 4 to Participation Agreement). This Amendment No. 3 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and after the Effective Date, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended through and including the date hereof.

               (b)  Governing Law. This Amendment No. 3 shall be governed by,
                    -------------
and be construed in accordance with, the law of the State of New York, provided, however, that all matters relating to the creation of the leasehold estate hereunder and the exercise of remedies with respect to such leasehold estate shall be governed by, and be construed in accordance with, the law of the Commonwealth of Pennsylvania.

               (c)  Original Counterpart. The single executed original of this
                    --------------------
Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original".

               (d)  Full Force and Effect. As amended hereby, the Facility Lease
                    ---------------------
remains in full force and effect in accordance with its terms.

               (e)  Amendments in Writing.   The terms of this
                    ---------------------
Amendment No. 3 may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except in accordance with the terms of the Transaction Documents and by written instrument signed by the Lessor and the Lessee.

               (f)  Counterpart Execution. This Amendment No. 3 may be executed
                    ---------------------
in any number of counterparts and by each of the parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               (g)  Non-Waiver or Amendment. The agreements contained in this
                    -----------------------
Amendment No. 3 shall not, except as expressly provided in this Amendment No. 3, operate as a waiver of any right, power or remedy of any party under any of the Transaction Document nor constitute, except as expressly provided in this Amendment No. 3, a waiver of any provision of any Transaction Document.

         IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                                     THE FIRST NATIONAL BANK OF
                                                     BOSTON, not in its
                                                     individual capacity but
                                                     solely as Owner Trustee
                                                     under a Trust Agreement,
                                                     dated as of September 15,
                                                     1987, with Beaver Valley
                                                     Two Tau Limited Partnership


                                                     By:  ______________________

                                                     Date:  ______________, 1994


                                                     DUQUESNE LIGHT COMPANY


                                                     By:  ______________________

                                                     Date:  ______________, 1994

STATE OF NEW YORK

COUNTY OF NEW YORK

          BEFORE ME, a Notary Public in and for said County and State the above-named DUQUESNE LIGHT COMPANY, _____________________________, its __________, who
acknowledged that he did sign the foregoing instrument on behalf of said Corporation by authority of its Board of Directors and that the same is the free act and deed of said Corporation and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my, hand and official seal at New York, New York this _______ day of ____________, 1994.



                                                        -----------------------
                                                              Notary Public

                                              My Commission Expires ___________

STATE OF NEW YORK                             )
                                              )  ss.:
COUNTY OF NEW YORK                            )


          BEFORE ME, a Notary Public in and for said County and State,personally appeared the above-named THE FIRST NATIONAL BANK OF BOSTON, by its Authorized Officer, who acknowledged that he did sign the foregoing instrument on behalf of said national banking association by authority of its Board of Directors and that the same is the free act and deed of said national banking association and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have of hereunto set my hand and official seal at New York, New York this _________ day of ______________, 1994.


                                              __________________________________
                                              Notary Public

                                        My Commission Expires __________________

                                                                      SCHEDULE 1
                                                                             Tau
                                                                             ---

                               Schedule of Basic
                                 Rent Payments
                               -----------------



   Date                            Payment                           Amount
   ----                            -------                           ------
June 1, 1988                          1                            5.02553936
December 1, 1988                      2                            5.02553936
June 1, 1989                          3                            5.02553936
December 1, 1989                      4                            5.02553936
June 1, 1990                          5                            5.02553936
December 1, 1990                      6                            5.02553936
June 1, 1991                          7                            5.02553936
December 1, 1991                      8                            5.02553936
June 1, 1992                          9                            5.02553936
December 1, 1992                     10                            5.02553936
June 1, 1993                         11                            4.82726810
December 1, 1993                     12                            3.42643435
June 1, 1994                         13                            4.82726810
December 1, 1994                     14                            3.59363953
June 1, 1995                         15                            3.41928577
December 1, 1995                     16                            5.00162186
June 1, 1996                         17                            3.36138926
December 1, 1996                     18                            5.05951837
June 1, 1997                         19                            3.30000190
December 1, 1997                     20                            5.12090574
June 1, 1998                         21                            3.23419708
December 1, 199                      22                            5.18671056
June 1, 1999                         23                            3.49234030
December 1, 199                      24                            4.92856734
June 1, 2000                         25                            3.07462077
December 1,2000                      26                            3.34628687
June 1, 201                          27                            3.42956230
December , 2001                      28                            4.99134534
June 1, 002                          29                            3.39003384
December 1, 2002                     30                            5.03087480
June 1 2003                          31                            3.63808558
December 1, 2003                     32                            6.65163505
June 1, 2004                         33                            3.61596432
December 1, 2004                     34                            6.67375631
June 1, 2005                         35                            3.52944245
December 1,2005                      36                            6.76027818
June 1, 2006                         37                            3.43970996
December 1, 2006                     38                            6.85001067
June 1, 2007                         39                            3.34753321
December 1, 2007                     40                            6.94218742
June 1, 2008                         41                            3.35573031
December 1, 2008                     42                            6.93399032
June 1, 2009                         43                            7.47605296
December 1, 2009                     44                            2.81366767
June 1, 2010                         45                            7.61239942
December 1, 2010                     46                            2.67732121
June 1, 2011                         47                            7.71845622
December 1, 2011                     48                            2.57126441
June 1, 2012                         49                            9.20318915
December 1, 2012                     50                            1.08653148
June 1, 2013                         51                            9.54003666
December 1, 2013                     52                            0.74968397
June 1, 2014                         53                            9.93980701
December 1, 2014                     54                            0.34991362
June 1, 2015                         55                           10.28972063
December 1, 2015                     56                            0.00000000
June 1, 2016                         57                            9.92465933
December 1, 2016                     58                            0.36506130
June 1, 2017                         59                            5.14486032
                                                                 ------------

Totals                                                           283.49821393

                                                   SCHEDULE 2

                                  Schedule of
                                Casualty Values
                                ---------------

October 13, 1994                               120.36756238
December 1, 1994                               120.37759389
June 1, 1995                                   120.90263655
December 1, 1995                               119.74762800
June 1, 1996                                   120.08923082
December 1, 1996                               118.62627170
June 1, 1997                                   118.80439919
December 1, 1997                               117.16703392
June 1, 1998                                   117.35614793
December 1, 1998                               115.59849327
June 1, 1999                                   115.47060127
December 1, 1999                               113.90069995
June 1, 2000                                   114.11386166
December 1, 2000                               112.06183258
June 1, 2001                                   111.85002620
December 1, 2001                               110.08294484
June 1, 2002                                   109.85451846
December 1, 2002                               107.99236004
June 1, 2003                                   107.46137722
December 1, 2003                               103.92635798
June 1, 2004                                   103.30276811
December 1, 2004                                99.62871886
June 1, 2005                                    98.97037729
December 1, 2005                                95.08901766
June 1, 2006                                    94.39240812
December 1, 2006                                90.29376106
June 1, 2007                                    89.55426743
December 1, 2007                                85.22888082
June 1, 2008                                    84.34039250
December 1, 2008                                79.88371128
June 1, 2009                                    74.73408454
December 1, 2009                                74.07009595
June 1, 2010                                    68.62131112
December 1, 2010                                67.92057247
June 1, 2011                                    62.19402524
December 1, 2011                                61.42028750
June 1, 2012                                    54.03025480
December 1, 2012                                54.49220860
June 1, 2013                                    46.62629964
December 1, 2013                                47.29563522
June 1, 2014                                    38.92082107
December 1, 2014                                39.91868005
June 1, 2015                                    31.15043931
December 1, 2015                                32.36960887
June 1, 2016                                    23.85585162
December 1, 2016                                24.25931266
June 1, 2017                                    20.00000000

                                                                      SCHEDULE 3

                              Schedule of Special
                                Casualty Values
                             --------------------

October 13, 1994                                117.78710714
December 1, 1994                                117.77645630
June 1, 1995                                    118.22248288
December 1, 1995                                116.98605793
June 1, 1996                                    117.24377113
December 1, 1996                                115.69437403
June 1, 1997                                    115.78343778
December 1, 1997                                114.05430322
June 1, 1998                                    114.14886023
December 1, 1998                                112.29377615
June 1, 1999                                    112.06549508
December 1, 1999                                110.39215511
June 1, 2000                                    110.49873597
December 1, 2000                                108.33688838
June 1, 2001                                    108.01192746
December 1, 2001                                106.12825422
June 1, 2002                                    105.77969419
December 1, 2002                                103.79375276
June 1, 2003                                    103.13522671
December 1, 2003                                 99.46878979
June 1, 2004                                     98.70979010
December 1, 2004                                 94.89621762
June 1, 2005                                     94.09411445
December 1, 2005                                 90.06462610
June 1, 2006                                     89.21538806
December 1, 2006                                 84.95947602
June 1, 2007                                     84.05794009
December 1, 2007                                 79.56558875
June 1, 2008                                     78.50506373
December 1, 2008                                 73.87111975
June 1, 2009                                     68.53884545
December 1, 2009                                 67.68666093
June 1, 2010                                     62.04396324
December 1, 2010                                 61.14342115
June 1, 2011                                     55.21100093
December 1, 2011                                 54.22513631
June 1, 2012                                     46.61653284
December 1, 2012                                 46.85327623
June 1, 2013                                     38.75531553
December 1, 2013                                 39.18555021
June 1, 2014                                     30.56437189
Decembers 1, 2014                                31.30838274
June 1, 2015                                     22.27858262
December 1, 2015                                 23.22824727
June 1, 2016                                     14.43679822
December 1, 2016                                 14.55413188
June 1, 2017                                     10.00000000

                                                                      SCHEDULE 4

                             Schedule of Modified
                            Special Casualty Values
                           ------------------------

October 13, 1994                                35.33179726
December  1, 1994                               35.34505212
June 1, 1995                                    35.70919251
December 1, 1995                                35.97368725
June 1, 1996                                    36.14531970
December 1, 1996                                36.20761373
June 1, 1997                                    36.20761373
December 1, 1997                                36.20761373
June 1, 1998                                    36.20703687
December 1, 1998                                36.20703687
June 1, 1999                                    36.20547569
December 1, 1999                                36.20547569
June 1, 2000                                    36.20267314
December 1, 2000                                36.20267314
June 1, 2001                                    36.04194446
December 1, 2001                                35.60346237
June 1, 2002                                    35.22630762
December 1, 2002                                34.75742513
June 1, 2003                                    34.35496137
December 1, 2003                                33.57065625
June 1, 2004                                    32.85479521
December 1, 2004                                31.95949148
June 1, 2005                                    31.20225149
December 1, 2005                                30.25547016
June 1, 2006                                    29.45504576
December 1, 2006                                28.45216945
June 1, 2007                                    27.60598990
December 1, 2007                                26.54132803
June 1, 2008                                    25.64444806
December 1, 2008                                24.41150135
June 1, 2009                                    23.35198698
December 1, 2009                                22.10779615
June 1, 2010                                    21.06991736
December 1, 2010                                19.77447759
June 1, 2011                                    18.67731942
December 1, 2011                                17.26998584
June 1, 2012                                    16.07473633
December 1, 2012                                14.59591579
June 1, 2013                                    14.71940853
December 1, 2013                                13.84135093
June 1, 2014                                    14.16393146
December 1, 2014                                14.65409421
June 1, 2015                                    15.30254171
December 1, 2015                                14.08688567
June 1, 2016                                    14.94240416
December 1, 2016                                 5.21401239
June 1, 2017                                     5.14486031

                                                                      SCHEDULE 5


                              Schedule of Special
                               Termination Values
                               ------------------

October 13, 1994                                121.65779000
December  1, 1994                               121.67816268
June 1, 1995                                    122.24271339
December 1, 1995                                121.12841303
June 1, 1996                                    121.51196066
December 1, 1996                                120.09222053
June 1, 1997                                    120.31487990
December 1, 1997                                118.72339927
June 1, 1998                                    118.95979178
December 1, 1998                                117.25085183
June 1, 1999                                    117.17315437
December 1, 1999                                115.65497237
June 1, 2000                                    115.92142451
December 1, 2000                                113.92430469
June 1, 2001                                    113.76907557
December 1, 2001                                112.06029014
June 1, 2002                                    111.89193059
December 1, 2002                                110.09166368
June 1, 2003                                    109.62445247
December 1, 2003                                106.15514207
June 1, 2004                                    105.59925711
December 1, 2004                                101.99496948
June 1, 2005                                    101.40850871
December 1, 2005                                 97.60121344
June 1, 2006                                     96.98091815
December 1, 2006                                 92.96090358
June 1, 2007                                     92.30243109
December 1, 2007                                 88.06052686
June 1, 2008                                     87.25805689
December 1, 2008                                 82.89000705
June 1, 2009                                     77.83170408
December 1, 2009                                 77.26181346
June 1, 2010                                     71.90998506
December 1, 2010                                 71.30914813
June 1, 2011                                     65.68553739
December 1, 2011                                 65.01786310
June 1, 2012                                     57.73711578
December 1, 2012                                 58.31167478
June 1, 2013                                     50.56179169
December 1, 2013                                 51.35067772
June 1, 2014                                     43.09904567
December 1, 2014                                 44.22382870
June 1, 2015                                     35.58636765
December 1, 2015                                 36.94028967
June 1, 2016                                     28.56537832
December 1, 2016                                 29.11190305
June 1, 2017                                     25.00000000

                                                                       EXHIBIT B
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------




                            [INTENTIONALLY OMITTED]

                                                                EXHIBIT C
              SCHEDULE 1                                      TO AMENDMENT
       TO THE NEW FIXED RATE NOTE                                NO. 4 TO
           (DUE JUNE 1, 1999)                            PARTICIPATION AGREEMENT


  Schedule of Principal Amortization


                                                     Debt
Date                         Drawndown               Service               Interest              Principal                Balance
----                         ---------               -------               --------              ---------                -------
December 8, 1992             1,726,600.00                                                                               1,726.000.00
June 1, 1993                                           59,968.43             59,968.43                   0.00           1,726.000.00
December 1, 1993                                       62,394.90             62,394.90                   0.00           1,726.000.00
June 1, 1994                                           62,394.90             62,394.90                   0.00           1,726.000.00
December 1, 1994                                       62,394.90             62,394.90                   0.00           1,726.000.00
June 1, 1995                                           62,394.90             62,394.90                   0.00           1,726.000.00
December 1, 1995                                      412,394.90             62,394.90             350.000.00           1,376.000.00
June 1, 1996                                           49,742.40             49.742.40                   0.00           1,376.000.00
December 1, 1996                                      452,742.40             49.742.40             403,000.00             973,000.00
June 1, 1997                                           35,173.95             35,173.95                   0.00             973,000.00
December 1, 1997                                      467,173.95             35,173.95             432,000.00             541,000.00
June 1, 1998                                           19,557.15             19,557.15                   0.00             541,000.00
December 1, 1998                                      482,557.15             19,557.15             463,000.00              78.000.00
June 1, 1999                                           80,819.70              2,819.70              78,000.00                   0.00
December 1, 1999                                            0.00                  0.00                   0.00                   0.00
June 1, 2000                                                0.00                  0.00                   0.00                   0.00
December 1, 2000                                            0.00                  0.00                   0.00                   0.00
June 1, 2001                                                0.00                  0.00                   0.00                   0.00
December 1, 2001                                            0.00                  0.00                   0.00                   0.00
June 1, 2002                                                0.00                  0.00                   0.00                   0.00
December 1, 2002                                            0.00                  0.00                   0.00                   0.00
June 1, 2003                                                0.00                  0.00                   0.00                   0.00
December 1, 2003                                            0.00                  0.00                   0.00                   0.00
June 1, 2004                                                0.00                  0.00                   0.00                   0.00
December 1, 2004                                            0.00                  0.00                   0.00                   0.00
June 1, 2005                                                0.00                  0.00                   0.00                   0.00
December 1, 2005                                            0.00                  0.00                   0.00                   0.00
June 1, 2006                                                0.00                  0.00                   0.00                   0.00
December 1, 2006                                            0.00                  0.00                   0.00                   0.00
June 1, 2007                                                0.00                  0.00                   0.00                   0.00
December 1, 2007                                            0.00                  0.00                   0.00                   0.00
June 1, 2008                                                0.00                  0.00                   0.00                   0.00
December 1, 2008                                            0.00                  0.00                   0.00                   0.00
June 1, 2009                                                0.00                  0.00                   0.00                   0.00
December 1, 2009                                            0.00                  0.00                   0.00                   0.00
June 1, 2010                                                0.00                  0.00                   0.00                   0.00
December 1, 2010                                            0.00                  0.00                   0.00                   0.00
June 1, 2011                                                0.00                  0.00                   0.00                   0.00
December 1, 2011                                            0.00                  0.00                   0.00                   0.00
June 1, 2012                                                0.00                  0.00                   0.00                   0.00
December 1, 2012                                            0.00                  0.00                   0.00                   0.00
June 1, 2013                                                0.00                  0.00                   0.00                   0.00
December 1, 2013                                            0.00                  0.00                   0.00                   0.00
June 1, 2014                                                0.00                  0.00                   0.00                   0.00
December 1, 2014                                            0.00                  0.00                   0.00                   0.00
June 1, 2015                                                0.00                  0.00                   0.00                   0.00
December 1, 2015                                            0.00                  0.00                   0.00                   0.00
June 1, 2016                                                0.00                  0.00                   0.00                   0.00
December 1, 2016                                            0.00                  0.00                   0.00                   0.00
June 1, 2017                                                0.00                  0.00                   0.00                   0.00
                          ---------------              ---------             ---------             ----------

Totals                       1,726,000.00           2,309,709.63            583,709.63           1,726,000.00

                                  SCHEDULE 1
                          TO THE NEW FIXED RATE NOTE
                              (DUE JUNE 1, 2015)


                      Schedule of Principal Amortization



                                               Debt
Date                        Drawndown          Service              Interest            Principal                Balance
----                        ---------          -------              --------            ---------                -------
December 8, 1992          7,259,000.00
June 1,1993                                  721,570.02            721,570.02                0.00             17,259,000.00
December 1, 1993                             750,766.50            750,766.50                0.00             17,259,000.00
June 1, 1994                                 750,766.50            750,766.50                0.00             17,259,000.00
December 1, 1994                             789,766.50            750,766.50           39,000.00             17,220,000.00
June 1, 1995                                 749,070.00            749,070.00                0.00             17,220,000.00
December 1, 1995                             774,070.00            749,070.00           25,000.00             17,195,000.00
June 1, 1996                                 747,982.50            747,982.50                0.00             17,195,000.00
December 1, 1996                             747,982.50            747,982.50                0.00             17,195,000.00
June 1, 1997                                 747,982.50            747,982.50                0.00             17,195,000.00
December 1, 1997                             747,982.50            747,982.50                0.00             17,195,000.00
June 1, 1998                                 747,982.50            747,982.50                0.00             17,195,000.00
December 1, 1998                             747,982.50            747,982.50                0.00             17,195,000.00
June 1, 1999                                 747,982.50            747,982.50                0.00             17,195,000.00
December 1, 1999                           1,168,982.50            747,982.50          421,000.00             16,774,000.00
June 1, 2000                                 729,669.00            729,669.00                0.00             16,774,000.00
December 1, 2000                           1,228,669.00            729,669.00          499,000.00             16,275,000.00
June 1, 2001                                 707,962.50            707,962.50                0.00             16,275,000.00
December 1, 2001                           1,092,962.50            707,962.50          385,000.00             15,890,000.00
June 1, 2002                                 691,215.00            691,215.00                0.00             15,890,000.00
December 1, 2002                           1,095,215.00            691,215.00          404,000.00             15,486,000.00
June 1, 2003                                 673,641.00            673,641.00                0.00             15,486,000.00
December 1, 2003                           1,404,641.00            673,641.00          731,000.00             14,755,000.00
June 1,2004                                  641,842.50            641,842.50                0.00             14,755,000.00
December 1, 2004                           1,399,814.50            641,842.50          758,000.00             13,997,000.00
June 1, 2005                                 608,869,50            608,869.50                0.00             13,197,000.00
December 1, 2005                           1,409,869.50            608,869.50          801,000.00             13,196,000.00
June 1, 2006                                 574,026.00            574,026.00                0.00             13,196,000.00
December 1, 2006                           1,420,026.00            574,026.00          864,000.00             12,350,000.00
June 1, 2007                                 537,225.00            537,225.00                0.00             12,350,000.00
December 1, 2007                           1,429,225.00            537,225.00          892,000.00             11,458,000.00
June 1, 2008                                 498,423.00            498,423.00                0.00             11,458,000.00
December 1, 2008                           1,388,423.00            498,423.00          890,000,00             10,568,000.00
June 1, 2009                               1,473,708,00            459,708.00        1,014,000.00              9,554,000.00
December 1, 2009                             415,599.00            415,599.00                0.00              9,554,000.00
June 1, 2010                               1,493,599.00            415,599.00        1,078,000.00              8,476,000.00
December 1 2010                              368,706.00            368,706.00                0.00              8,476,000.00
June 1, 2011                               1,491,706.00            368,706.00        1,123,000.00              7,353,000.00
December 1, 2011                             319,855.50            319,855.50                0.00              7,353,000.00
June 1, 2012                               1,826,855.50            319,855.50        1,507,000.00              5,846,000.00
December 1, 2012                             254,301.00            254,301.00                0.00              5,846,000.00
June 1,2013                                2,010,301.00            254,301.00        1,756,000.00              4,090,000.00
December 1, 2013                             177,915.00            177,915.00                0.00              4,090,000.00
June 1, 2014                               2,358,915.00            177,915.00        2,181,000.00              1,909,000.00
December 1, 2014                              83,041.50             83,041.50                0.00              1,909,000.00
June 1, 2015                               1,992,041.50             83,041.50        1,909,000.00                      0.00
December 1, 2015                                   0.00                  0.00                0.00                      0.00
June 1, 2016                                       0.00                  0.00                0.00                      0.00
December 1, 2016                                   0.00                  0.00                0.00                      0.00
June 1, 2017                                       0.00                  0.00                0.00                      0.00
                    -----------------      ------------          ------------        ------------
Totals                   7,259,000.00     42,739.160.52         25,480,160.52       17,259.000.00

                                                                    SCHEDULE 1A
                                                          TO AMENDMENT NO. 4 TO
                                                        PARTICIPATION AGREEMENT
                                                        -----------------------


                     SCHEDULE 5 TO PARTICIPATION AGREEMENT

                  DUQUESNE LIGHT COMPANY BEAVER VALLEY UNIT 2
               COLLATERALIZED LEASE BONDS -- PRICING ASSUMPTIONS
            FROM CLOSING DATE UP TO AND INCLUDING DECEMBER 7, 1992
            ------------------------------------------------------

           Basic Rent, Casualty Value, Special Casualty Value, Modified Special Casualty Value and Special Termination Value as set forth in the Facility Lease, as originally executed, have been computed on the basis of the following pricing assumptions:

1.   Investment Percentage:                   20.0 percent

2.   Debt Percentage:                         80.0 percent

3.   Interest Rate on Notes:                  12.0 percent per annum

4.   Federal ACRS Deductions:                 10-year public utility property
                                              deductions on the basis of 100.0
                                              percent of Facility cost.

5.   Investment Tax Credit:                   0.0 percent of Facility Cost.

6.   Owner Participant's Tax Year-End:        December 31

7.   Closing Date:                            October 2, 1987

8.   Transaction Expenses:                    1.5 percent of Facility Cost paid
                                              on October 2, 1987 by the Owner
                                              Participant in addition to its
                                              Investment (amortized on a
                                              straight-line basis during the
                                              Base Lease Term).

9.   Basic Rent Payment Date:                 June 1 and December 1 of each
                                              year (rent payable in arrears).

                                                                PAGE 2 TO
                                                              SCHEDULE 1A
                                                    TO AMENDMENT NO. 4 TO
                                                  PARTICIPATION AGREEMENT
                                                  -----------------------

                  DUQUESNE LIGHT COMPANY BEAVER VALLEY UNIT 2
               COLLATERALIZED LEASE BONDS -- PRICING ASSUMPTIONS
      FROM CLOSING DATE UP TO AND INCLUDING DECEMBER 7, 1992 (CONTINUED)
      ------------------------------------------------------------------


10.   First Basic Rent Payment Date:          June 1, 1988

11.   Last Basic Rent Payment Date:           June 1, 2017

12.   Interim Rent Payment Date:              December 1, 1987

13.   Rent Structure:                         Semi-annual Arrears

14.   Owner Participant's Marginal
      Federal Tax Rates:                      39.95068 percent in 1987; 34
                                              percent thereafter.

15.   Owner Participant's Marginal State
      Tax Rate:                               0 percent

16.   State and City Deductions:              None.

17.   First Estimated Tax Payment Date:       December 15, 1987

18.   Owner Participant's Short First
      Tax Year:                               Commences October 2, 1987

19.   Tax Accounting Method:                  Accrual

20.   Amortization of Notes:                  See Amortization Schedule in
                                              Notes.

21.   Undivided Interest Percentage:          0.6061814 percent of Unit 2.

22.   Facility Cost:                          $23,732,000

23.   Purchase Price:                         100 percent of Facility Cost.



Note:       Interim Rent was calculated assumiung a Closing Date of October 2,
            1987.

                                                                SCHEDULE 1B
                                                      TO AMENDMENT NO. 4 TO
                                                    PARTICIPATION AGREEMENT
                                                    -----------------------

                  DUQUESNE LIGHT COMPANY BEAVER VALLEY UNIT 2
         COLLATERALIZED LEASE BONDS -- ADDITIONAL PRICING ASSUMPTIONS
           BEGINNING DECEMBER 8, 1992, AS ADJUSTED FOR REFINANCING,
                     UP TO AND INCLUDING October 12, 1994
                     ------------------------------------

               Basic Rent, Casualty Value, Special Casualty Value, Modified Special Casualty Value and Special Termination Value as set forth in the Facility Lease, as amended by Amendment No. 2 thereto, have been computed on the basis of the following additional pricing assumptions:

24.   Refinancing Closing Date:            December 8, 1992

25.   Redemption Date:                     December 8, 1992

26.   Interest Rates on New Fixed
      Rate Notes:

                      Series Due 1999:     7.23%
                      Series Due 2016:     8.70%

27.   Amortization of New Fixed
      Rate Notes:                          See Amortization Schedule in New
                                           Fixed Rate Notes.


28.   Amount of New Fixed Rate Notes:

                      Series Due 1999:     $1,726,000
                      Series Due 2016:     $17,259,000


29.   INTENTIONALLY OMITTED

                                                                 PAGE 2 TO
                                                               SCHEDULE 1B
                                                        TO AMENDMENT NO. 4
                                                TO PARTICIPATION AGREEMENT
                                                --------------------------

          DUQUESNE LIGHT COMPANY BEAVER VALLEY UNIT 2 COLLATERALIZED
            LEASE BONDS -- ADDITIONAL PRICING ASSUMPTIONS BEGINNING
           DECEMBER 8, 1992, AS ADJUSTED FOR REFINANCING, UP TO AND
                    INCLUDING OCTOBER 12, 1994 (CONTINUED)
                    --------------------------------------


30.   Notes to be Redeemed on 12/8/92:        $18,736,000

31.   Additional Equity Investment:           $359,206

32.   Refinancing Transaction
      Expenses:                      0.875 percent of Facility Cost paid on the
                                     Refinancing Closing Date by funds provided to the Owner Trustee (amortized on a stright-line basis during the remaining lease term which shall begin on the Refinancing Closing Date and end on the last Basic Rent Payment Date).

33.   Transaction Expense
      Percentage:                    4.4118 percent

34.   Supplemental Rent Payment on
      the Refinancing Closing Date:  $1,228,024 as calculated with reference to
                                     Section 2(g) of the Refinancing Agreement
                                     (Supplemental Rent of $1,184,824 plus
                                     accrued interest on Fixed Rate Notes of
                                     $43,200).

                                                                     SCHEDULE 1C
                                                              TO AMENDMENT NO. 4
                                                      TO PARTICIPATION AGREEMENT
                                                      --------------------------


                  DUQUESNE LIGHT COMPANY BEAVER VALLEY UNIT 2
               COLLATERALIZED LEASE BONDS -- ADDITIONAL PRICING
                    ASSUMPTIONS BEGINNING OCTOBER 13, 1994
                    --------------------------------------


                Basic Rent, Casualty Value, Speacial Casualty Value, Modified Special Casualty Value and Special Termination Value as set forth in the Facility Lease, as amended by Amendment No. 3 thereto, have been computed on the basis of the following additional pricing assumptions:


35.   Adjustment Transaction
      Expenses:                         $31,000.00 paid on the Tax Rate
                                        Adjustment Closing Date pursuant to
                                        Section 6(a) of the Amendment No. 4 to
                                        Participation Agreement by the Lessee on behalf of the Owner Trustee (amortized by the Owner Trustee on a straight-line basis during the remaining Base Lease
                                        Term).

36.   Owner Participant's
      Marginal Federal Tax Rates.       39.95068 percent in 1987; 34 percent in
                                        1988, 1989, 1990, 1991 and 1992; 35
                                        percent thereafter.

37.   Reoptimized Amortization
      of Notes:                         See Amortization Schedules in Exhibit C
                                        to Amendment No. 4 to Participation
                                        Agreement.

38.   Tax Rate Adjustment
      Closing Date:                     October 13, 1994

                                                                SCHEDULE 2
                                                     TO AMENDMENT NO. 4 TO
                                                   PARTICIPATION AGREEMENT
                                                   -----------------------



                           RECORDATIONS AND FILINGS
                           ------------------------


          Filing of Amendment No. 3 to Facility Lease in the Office of the Recorder of Deeds, Beaver County, Pennsylvania.